Exhibit 10.3.8

AMENDMENT NUMBER EIGHT

TO THE

ACCESSBANK PROFIT-SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

WHEREAS, the AccessBank Profit-Sharing and Employee Stock Ownership Plan (the “Plan”) provides that AccessBank (the “Company”) has the power and right to amend the Plan:

NOW THEREFORE, the Company hereby amends the Plan by the adoption of the following amendment:

I.             The first sentence of Section 8.4[a] is deleted and amended to read as follows:

                8.4[a] Required Consent to Distribution: If the value of a Participant’s vested Account balance exceeds $1,000, the Participant must consent to any distribution of the Account balance prior to the later of attainment of Normal Retirement Age or age 62.

II.           The first sentence of Section 8.4[b][1] is deleted and amended to read as follows:

                8.4[b][2] Accounts Not Exceeding $1,000: Notwithstanding any other provision of this Plan, if a Participant terminates employment with the Company and the value of the Participant’s vested Account balance does not exceed $1,000, the Participant will receive a distribution of the value of the entire vested portion of such Account balance in a single lump sum within an administratively reasonable period of time after the Participant terminates employment.

III.          The first sentence of Section 8.4[b][2] is deleted and amended to read as follows:

                8.4[b][2] Accounts Exceeding $1,000: A Participant may elect one of the following distribution forms, provided that the Participant’s vested Account exceeds $1,000:

IV.          The provisions of this Amendment shall be effective March 28, 2005.

IN WITNESS WHEREOF, the undersigned officers being duly authorized by the Board of Directors of AccessBank and Access Anytime Bancorp, Inc., hereby approve and adopt this Amendment as of the date first set forth below.

ACCESSBANK

	By:	/s/ Don K. Padgett
	Title:	President
	Date:	March 24, 2005
Attest:

/s/ Kathy Allenberg

ACCESS ANYTIME BANCORP, INC.

	By:	/s/ Norman R. Corzine
	Title:	Chairman
	Date:	March 24, 2005
Attest:

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